UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-07347

DWS ADVISOR FUNDS II

(FORMERLY SCUDDER ADVISOR FUNDS II

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

Annual Report
to Shareholders

DWS U.S. Bond Index Fund

(formerly Scudder U.S. Bond Index Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

DWS U.S. Bond Index Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

U.S. Bond Index Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to mirror the Lehman Brothers Aggregate Bond Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/05
DWS U.S. Bond Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	2.22%	3.41%	5.65%	6.31%
Lehman Brothers Aggregate Bond Index+	2.43%	3.62%	5.87%	6.46%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/05	$ 10.18
12/31/04	$ 10.41
Distribution Information: Twelve Months: Income Dividends as of 12/31/05	$ .44
Capital Gains as of 12/31/05	$ .018
December Income Dividend	$ .0418
SEC 30-day Yield as of 12/31/05++	4.91%
Current Annualized Distribution Rate as of 12/31/05++	4.83%

++ The SEC yield is net investment income per share earned over the month ended December 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.53% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.45% had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 12/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	116	of	468	25
3-Year	206	of	399	52
5-Year	92	of	303	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS U.S. Bond Index Fund — Institutional Class [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS U.S. Bond Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,022,200	$1,105,700	$1,316,400	$1,682,100
	Average annual total return	2.22%	3.41%	5.65%	6.31%
Lehman Brothers Aggregate Bond Index+	Growth of $1,000,000	$1,024,300	$1,112,600	$1,330,300	$1,702,500
	Average annual total return	2.43%	3.62%	5.87%	6.46%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.

+ The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return*	Institutional Class
Beginning Account Value 7/1//05	$ 1,000.00
Ending Account Value 12/31/05	$ 997.10
Expenses Paid per $1,000**	$ .76
Hypothetical 5% Fund Return*	Institutional Class
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,024.45
Expenses Paid per $1,000**	$ .77

* Expenses include amounts allocated from the U.S. Bond Index Portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Institutional Class
DWS U.S. Bond Index Fund	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS U.S. Bond Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for U.S. Bond Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2005, NTI had approximately $618 billion of assets under management.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

Portfolio Management Team

Louis R. D'Arienzo

Vice President of NTI and Lead Portfolio Manager of the fund.

Responsible for the management of various fixed income index portfolios.

Joined NTI in 2003.

For the five years prior thereto, he was a trader and portfolio manager with Deutsche Bank.

In the following interview, DWS U.S. Bond Index Fund Lead Portfolio Manager Louis D'Arienzo discusses the market environment and the fund's performance during the 12-month period ended December 31, 2005.

Q: How did DWS U.S. Bond Index Fund perform during 2005?

A: DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Lehman Brothers Aggregate Bond (LBAB) Index, for the 12 months ended December 31, 2005.1 Institutional Class shares of the fund returned 2.22%, compared to 2.43% for the LBAB Index. The fund outperformed the 1.77% average return of the Lipper Intermediate Investment Grade Debt Funds category.2 (Past performance is no guarantee of future results. Please see pages 4 through # for more complete performance information.)

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. It is not possible to invest directly into an index.

2 The Lipper Intermediate Investment Grade Debt Funds category is made up on funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Investment Grade Debt Funds category. For the one-year and five-year periods, this category's average was 1.78% (468 funds), 5.27% (303 funds) and 5.35% (137 funds), respectively, as of December 31, 2005. It is not possible to invest directly in a Lipper category.

Q: Can you describe the bond market in 2005?

A: In 2005 we saw solid economic growth accompanied by generally contained increases in inflation. While oil hovered in the $60 per barrel range for much of the year, the market generally did not view high energy prices as being predictive of rising inflation. Open markets and excess capacity continued to put downward pressure on prices, and the so-called "core" inflation rate (which excludes volatile energy and food prices) remained quite subdued. Concerns over the impact of the devastating hurricanes in the third quarter proved to be unwarranted, in terms of their effect both on economic growth and inflation. This environment permitted the Federal Reserve Board (the Fed) to maintain its policy of increasing the federal funds rate — the overnight interbank lending rate — in a measured fashion. Over the period, the Fed raised the federal funds rate by 0.25% on each of eight occasions to the level of 4.25%

Q: How did market interest rates respond to this backdrop?

A: Yields on shorter-maturity Treasuries continued to increase, with two-year rates rising 1.33% from 3.07% to 4.40% and five-year rates rising 0.74% from 3.61% to 4.35%. Despite the rise in short-term interest rates, longer-term interest rates were relatively stable over the period as the financial markets displayed confidence that the Fed was pursuing a policy which would curtail potential inflationary pressures. To illustrate, the yield on the 10-year US Treasury rose only 0.17%, from 4.22% to 4.39%. Since a bond's price moves in the opposite direction of its yield, this meant that longer-term bonds generally provided the best performance over the period. The end result was a continued flattening of the yield curve, which was one of the biggest issues in the bond markets in 2005. In the last week of 2005, the yield

US Treasury Bond Yield Curve (12/31/04 and 12/31/05)

Past performance is no guarantee of future results.

Source: Bloomberg

curve actually inverted slightly for a brief period, meaning the yield on the 10-year US Treasury fell below the yield on the two-year US Treasury. The general flatness of the yield curve is viewed by many as an indication that economic growth may slow going forward.

Q: Which sectors within the bond market were the best and worst performers?

A: All sectors of the market produced positive nominal returns (before inflation) in 2005. Mortgage-backed securities provided the best overall sector return at 2.61%, followed by agency securities at 2.33%. However, on the basis of excess returns, asset-backed securities led the pack in 2005 by providing 0.32% more than US Treasuries of a similar duration. Among the other sectors, only agencies provided a positive excess return over US Treasuries (0.13%). After two years of outstanding performance, the credit (corporate) sector stumbled to the bottom of the rankings, lagging comparable US Treasuries by 0.85%.

Q: How do you expect to manage the fund in the year ahead?

A: As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the LBAB Index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and how they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

US Government Agency Sponsored Pass-Throughs	34%	31%
Corporate Bonds	19%	19%
US Treasury Obligations	16%	27%
US Government Sponsored Agencies	12%	10%
Foreign Bonds — US$ Denominated	6%	4%
Commercial and Non-Agency Mortgage-Backed Securities	5%	3%
Government National Mortgage Association	4%	3%
Cash Equivalents & Other, net	2%	2%
Asset Backed	2%	1%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Financials	45%	45%
Consumer Discretionary	9%	8%
Sovereign Bonds	8%	7%
Utilities	7%	7%
Telecommunication Services	7%	7%
Energy	6%	7%
Consumer Staples	5%	6%
Industrials	5%	5%
Materials	3%	4%
Health Care	3%	3%
Information Technology	2%	1%
	100%	100%
Quality	12/31/05	12/31/04

US Government Obligations	66%	71%
AAA	11%	8%
AA	5%	2%
A	10%	10%
BBB	8%	9%
	100%	100%
Effective Maturity	12/31/05	12/31/04

Under 1 year	4%	5%
1-4.99 years	33%	39%
5-9.99 years	52%	45%
10-14.99 years	4%	2%
15 years or greater	7%	9%
	100%	100%

Weighted average effective maturity: 6.99 years and 7.34 years, respectively.

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 31. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments in the US Bond Index Portfolio, at value	$ 120,305,548
Receivable for Fund shares sold	543,505
Due from Advisor	20,436
Other assets	7,824
Total assets	120,877,313
Liabilities
Dividends payable	109,788
Payable for Fund shares redeemed	233,745
Accrued expenses and payables	54,305
Total liabilities	397,838
Net assets, at value	$ 120,479,475
Net Assets
Net assets consist of: Undistributed net investment income	8,961
Net unrealized appreciation (depreciation) on investment securities	116,598
Accumulated net realized gain (loss)	146,360
Paid-in capital	120,207,556
Net assets, at value	$ 120,479,475
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($120,479,475 ÷ 11,833,901 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.18

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Net investment income allocated from U.S. Bond Index Portfolio: Interest	$ 6,234,728
Interest — Cash Management Fund Institutional	291,689
Interest — Cash Management QP Trust	452,305
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	106,460
Less allocated expenses[a]	(159,231)
Net investment income allocated from U.S. Bond Index Portfolio	$ 6,925,951
Expenses: Administrative service fee	322,524
Auditing	22,546
Legal	24,362
Reports to shareholders	31,550
Registration fee	23,584
Trustees' fees and expenses	4,604
Total expenses before expense reductions	429,170
Expense reductions	(349,100)
Total expenses after expense reductions	80,070
Net investment income (loss)	6,845,881
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	187,957
Net unrealized appreciation (depreciation) during the period on investments	(3,470,654)
Net gain (loss) on investment transactions	(3,282,697)
Net increase (decrease) in net assets resulting from operations	$ 3,563,184

a For the year ended December 31, 2005, the Advisor and Administrator to the U.S. Bond Index Portfolio waived fees in the amount of $336,971 which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 6,845,881	$ 5,477,652
Net realized gain (loss) on investment transactions	187,957	1,599,547
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,470,654)	(792,294)
Net increase (decrease) in net assets resulting from operations	3,563,184	6,284,905
Distributions to shareholders from: Net investment income	(6,837,606)	(5,476,966)
Net realized gains	(285,778)	(1,731,958)
Fund share transactions: Proceeds from shares sold	32,369,863	39,856,929
Reinvestment of distributions	6,024,824	6,642,496
Cost of shares redeemed	(74,141,912)	(28,945,322)
Redemption fees	826	—
Net increase (decrease) in net assets from Fund share transactions	(35,746,399)	17,554,103
Increase (decrease) in net assets	(39,306,599)	16,630,084
Net assets at beginning of period	159,786,074	143,155,990
Net assets at end of period (including undistributed net investment income of $8,961 and $686, respectively)	$ 120,479,475	$ 159,786,074

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.41	$ 10.46	$ 10.60	$ 10.42	$ 10.24
Income (loss) from investment operations: Net investment income (loss)	.43[a]	.37[a]	.44[a]	.52[a]	.59
Net realized and unrealized gain (loss) on investment transactions	(.20)	.06	(.05)	.50	.23
Total from investment operations	.23	.43	.39	1.02	.82
Less distributions from: Net investment income	(.44)	(.37)	(.42)	(.52)	(.59)
Net realized gain on investment transactions	(.02)	(.11)	(.11)	(.32)	(.05)
Total distributions	(.46)	(.48)	(.53)	(.84)	(.64)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 10.18	$ 10.41	$ 10.46	$ 10.60	$ 10.42
Total Return (%)[b]	2.22	4.27	3.75	10.04	8.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	160	143	100	110
Ratio of expenses before expense reductions, including expenses allocated from the U.S. Bond Index Portfolio (%)	.57	.48	.50	.52	.53
Ratio of expenses after expense reductions, including expenses allocated from the U.S. Bond Index Portfolio (%)	.15	.15	.15	.15	.15
Ratio of net investment income (loss) (%)	4.24	3.57	4.27	4.94	5.68
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS U.S. Bond Index Fund ("DWS U.S. Bond Index Fund" or the "Fund") is a diversified series of the DWS Advisor Funds II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the U.S. Bond Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc.").

On December 31, 2005, the Fund owned approximately 100% of the U.S. Bond Index Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 84,109
Undistributed net long-term gains	$ 71,212

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$ 7,091,631	$ 6,981,035
Distributions from long-term capital gains	$ 31,753	$ 227,889

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrative Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrative Service Fee") of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended December 31, 2005, and through the period ended April 30, 2006, the Advisor and Administrator contractually agreed to waive a portion of its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses at 0.15% including expenses allocated from the Portfolio.

Accordingly, for the year ended December 31, 2005, the Administrator waived all of its Administrative Service Fee aggregating $322,524. In addition, under this arrangement the Advisor and Administrator reimbursed the Fund $26,576 of other expenses.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM aggregated $15,320, of which $6,480 is unpaid at December 31, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold	3,143,650	$ 32,369,863	3,794,638	$ 39,856,929
Shares issued to shareholders in reinvestment of distributions	586,077	$ 6,024,824	634,674	$ 6,642,496
Shares redeemed	(7,251,945)	$ (74,141,912)	(2,757,859)	$ (28,945,322)
Redemption fees		$ 826		$ —
Net increase (decrease)	(3,522,218)	$ (35,746,399)	1,671,453	$ 17,554,103

D. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

E. Subsequent Events

On January 13, 2006, DWS U.S. Bond Index Fund, formerly a feeder fund in a master-feeder structure, received all of its assets from the master portfolio, U.S. Bond Index Portfolio, and converted to a stand-alone fund. The master portfolio closed after the conversion of the feeder fund.

In addition, effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds II and Shareholders of DWS U.S. Bond Index Fund (formerly Scudder U.S. Bond Index Fund):

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (formerly Scudder U.S. Bond Index Fund) (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note E, effective January 13, 2006, the Fund became a stand-alone fund upon conversion of the master portfolio into the Fund.

Boston, Massachusetts February 27, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $.002 per share from net long-term capital gains during its year ended December 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $81,000 as capital gain dividends for the year ended December 31, 2005, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Trustees and Officers

The following individuals hold the same position with the fund and the DWS Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )

		54
Martin J. Gruber 7/15/37 Trustee since 1992 for the Fund and since 1999 for the DWS Investment Portfolios

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		51
Richard J. Herring 2/18/46 Trustee since 1995 for the Fund and since 1999 for the DWS Investment Portfolios	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the Fund and since 1993 for the DWS Investment Portfolios	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[6,8] 12/14/56 Chief Legal Officer, since 2005

Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds II of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the U.S. Bond Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2005

	Principal Amount ($)	Value ($)

Corporate Bonds 19.1%
Consumer Discretionary 2.1%
Albertson's, Inc.:
7.25%, 5/1/2013 (a)	25,000	24,608
7.5%, 2/15/2011 (a)	50,000	51,034
Comcast Cable Communications Holdings, Inc.:
6.2%, 11/15/2008	100,000	102,654
6.875%, 6/15/2009	60,000	63,020
8.375%, 3/15/2013	90,000	104,173
Comcast Corp., 5.85%, 1/15/2010	25,000	25,468
Cox Communications, Inc., 7.875%, 8/15/2009	50,000	53,714
DaimlerChrysler NA Holding Corp.:
7.2%, 9/1/2009	150,000	158,632
8.0%, 6/15/2010	150,000	164,046
Federated Department Stores, Inc., 7.45%, 7/15/2017	150,000	169,917
Fred Meyer, Inc., 7.45%, 3/1/2008	50,000	52,099
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	51,865
Gillette Co., 2.5%, 6/1/2008	50,000	47,403
Hilton Hotels Corp., 7.625%, 5/15/2008	50,000	52,191
Home Depot, Inc., 4.625%, 8/15/2010	100,000	99,360
Kimberly-Clark Corp., 5.625%, 2/15/2012	50,000	52,126
Knight-Ridder, Inc., 5.75%, 9/1/2017	25,000	21,204
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	121,453
News America, Inc., 5.3%, 12/15/2014	25,000	24,813
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015	25,000	24,061
Target Corp., 5.875%, 3/1/2012	200,000	210,095
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	107,391
Time Warner Entertainment Co. LP, 7.25%, 9/1/2008	100,000	104,668
Time Warner, Inc.:
6.625%, 5/15/2029	10,000	9,986
6.75%, 4/15/2011	150,000	157,513
6.875%, 5/1/2012	100,000	106,448
6.95%, 1/15/2028	30,000	31,082
7.7%, 5/1/2032	25,000	28,116
Viacom, Inc., 7.7%, 7/30/2010	200,000	215,881
Walt Disney Co., 6.2%, 6/20/2014	75,000	78,897
		2,513,918
Consumer Staples 1.3%
Anheuser Busch Companies, Inc., 4.95%, 1/15/2014	100,000	99,867
Bottling Group LLC, 5.0%, 11/15/2013 (a)	50,000	50,009
Campbell Soup Co., 5.5%, 3/15/2007 (a)	20,000	20,081
Coca-Cola Co., 5.75%, 3/15/2011	25,000	25,965
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	75,000	98,608
ConAgra Foods, Inc., 7.125%, 10/1/2026	100,000	110,375
Coors Brewing Co., 6.375%, 5/15/2012	10,000	10,597
CVS Corp., 4.0%, 9/15/2009	50,000	48,089
Fortune Brands, Inc., 4.875%, 12/1/2013	50,000	48,553
General Mills, Inc.:
5.125%, 2/15/2007	10,000	9,991
6.0%, 2/15/2012	48,000	50,234
H.J. Heinz Finance Co.:
6.0%, 3/15/2012	25,000	25,680
6.625%, 7/15/2011	25,000	26,563
Kellogg Co., 6.6%, 4/1/2011	50,000	53,529
Kraft Foods, Inc.:
4.0%, 10/1/2008	100,000	97,578
5.25%, 6/1/2007	20,000	20,081
5.625%, 11/1/2011	50,000	51,300
6.25%, 6/1/2012	40,000	42,198
Kroger Co.:
7.5%, 4/1/2031	50,000	55,819
7.8%, 8/15/2007	50,000	51,947
Procter & Gamble Co., 6.875%, 9/15/2009	200,000	213,739
Safeway, Inc.:
6.5%, 11/15/2008	90,000	92,882
6.5%, 3/1/2011 (a)	80,000	82,841
Unilever Capital Corp., 7.125%, 11/1/2010	50,000	54,442
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	20,000	19,908
6.875%, 8/10/2009	100,000	106,428
		1,567,304
Energy 1.2%
Alabama Power Co.:
5.5%, 10/15/2017	100,000	101,850
5.7%, 2/15/2033 (a)	50,000	51,426
Amoco Co., 6.5%, 8/1/2007	50,000	51,244
Anadarko Petroleum Corp., 7.5%, 10/15/2026	60,000	72,053
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	62,264
ChevronTexaco Capital Co., 3.5%, 9/17/2007	20,000	19,592
Conoco Funding Co., 6.35%, 10/15/2011	100,000	107,148
Conoco, Inc., 6.95%, 4/15/2029	150,000	181,035
Devon Financing Corp., 6.875%, 9/30/2011	100,000	109,383
Duke Capital Corp., 7.5%, 10/1/2009	50,000	53,692
Duke Energy Field Services Corp., 8.125%, 8/16/2030	25,000	31,800
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	50,000	49,961
Series B, 6.875%, 3/1/2033	25,000	26,484
Exelon Generation Co. LLC, 6.95%, 6/15/2011	25,000	26,956
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	63,905
Marathon Oil Corp., 5.375%, 6/1/2007	50,000	50,267
MidAmerican Energy Holdings Co.:
3.5%, 5/15/2008	75,000	72,364
5.875%, 10/1/2012	25,000	25,809
Occidental Petroleum Corp., 7.375%, 11/15/2008	100,000	106,821
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	26,351
Valero Energy Corp.:
6.125%, 4/15/2007	25,000	25,308
6.875%, 4/15/2012	50,000	54,482
XTO Energy, Inc., 5.3%, 6/30/2015	50,000	49,999
		1,420,194
Financials 8.8%
ABN Amro Bank NV, 7.125%, 6/18/2007	100,000	102,919
Allstate Corp.:
5.35%, 6/1/2033	50,000	47,501
7.2%, 12/1/2009	100,000	107,679
American Express Credit Corp., 3.0%, 5/16/2008	50,000	47,918
American General Finance Corp.:
Series I, 3.875%, 10/1/2009	100,000	95,778
Series H, 5.375%, 10/1/2012	75,000	75,381
Series G, 5.75%, 3/15/2007 (a)	75,000	75,694
American International Group, Inc.:
2.875%, 5/15/2008	50,000	47,732
4.25%, 5/15/2013	100,000	95,113
Archstone-Smith Operating Trust, (REIT), 5.25%, 5/1/2015	75,000	73,963
Assurant, Inc., 5.625%, 2/15/2014	25,000	25,321
Avalonbay Communities, 6.125%, 11/1/2012	30,000	31,428
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	110,730
Bank of America Corp.:
5.125%, 11/15/2014	100,000	99,755
5.875%, 2/15/2009	50,000	51,354
6.625%, 8/1/2007	100,000	102,694
7.8%, 2/15/2010	200,000	220,858
Bank of New York Co., Inc.:
5.2%, 7/1/2007	25,000	25,124
7.3%, 12/1/2009 (a)	65,000	70,520
Bank One Corp.:
7.625%, 10/15/2026	50,000	61,068
7.875%, 8/1/2010	50,000	55,506
Bank One National Association, 5.5%, 3/26/2007	20,000	20,126
Bear Stearns Companies, Inc., 4.0%, 1/31/2008	150,000	147,258
Boeing Capital Corp.:
6.1%, 3/1/2011 (a)	110,000	115,899
6.35%, 11/15/2007	50,000	51,301
Boston Properties, Inc., 6.25%, 1/15/2013	50,000	52,453
Caterpillar Financial Services Corp., Series F, 4.75%, 2/17/2015	25,000	24,414
Charter One Bank NA, 6.375%, 5/15/2012	10,000	10,750
Chubb Corp., 6.0%, 11/15/2011	10,000	10,418
CIT Group, Inc.:
5.0%, 11/24/2008	75,000	74,959
7.75%, 4/2/2012	100,000	113,413
Citigroup, Inc.:
5.0%, 9/15/2014	150,000	147,653
5.875%, 2/22/2033	100,000	102,534
6.0%, 10/31/2033	100,000	104,582
6.5%, 1/18/2011	150,000	159,825
6.625%, 6/15/2032	50,000	56,499
7.25%, 10/1/2010	50,000	54,550
Countrywide Home Loans, Inc., 4.0%, 3/22/2011	100,000	94,094
Credit Suisse First Boston USA, Inc.:
4.875%, 1/15/2012	100,000	106,978
6.125%, 11/15/2011	100,000	104,974
Donaldson, Lufkin & Jenrette, Inc.:
4.875%, 1/15/2015	150,000	145,962
5.125%, 8/15/2015	25,000	24,758
EOP Operating LP:
7.0%, 7/15/2011	100,000	107,034
7.75%, 11/15/2007	45,000	47,139
ERP Operating LP, 6.625%, 3/15/2012	50,000	53,696
First Chicago NBD Corp., 7.125%, 5/15/2007	200,000	205,508
FleetBoston Financial Corp.:
6.875%, 1/15/2028	45,000	51,828
7.375%, 12/1/2009 (a)	65,000	70,510
Ford Motor Credit Co.:
7.0%, 10/1/2013 (a)	100,000	85,446
7.25%, 10/25/2011	100,000	86,386
7.375%, 10/28/2009	150,000	133,033
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	50,453
General Electric Capital Corp.:
4.625%, 9/15/2009 (a)	63,000	62,369
Series A, 5.0%, 2/15/2007 (a)	40,000	40,058
Series A, 5.375%, 3/15/2007	200,000	201,256
5.45%, 1/15/2013	200,000	204,868
6.0%, 6/15/2012	200,000	210,638
Series A, 6.75%, 3/15/2032	50,000	58,693
6.875%, 11/15/2010	50,000	54,196
Hartford Financial Services Group, Inc., 4.625%, 7/15/2013 (a)	50,000	47,942
HSBC Bank USA, 4.625%, 4/1/2014	50,000	48,007
HSBC Finance Corp.:
4.75%, 7/15/2013	100,000	96,618
5.0%, 6/30/2015	50,000	48,621
5.875%, 2/1/2009	100,000	102,197
6.375%, 10/15/2011	50,000	52,854
6.4%, 6/17/2008	100,000	103,164
6.75%, 5/15/2011	25,000	26,829
7.0%, 5/15/2012	100,000	109,387
International Lease Finance Corp.:
3.5%, 4/1/2009	25,000	23,797
5.625%, 6/1/2007	10,000	10,084
iStar Financial, Inc., 5.15%, 3/1/2012	75,000	72,634
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	35,949
7.0%, 3/15/2012	100,000	110,451
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	25,000	25,495
JPMorgan Chase & Co.:
6.375%, 4/1/2008	100,000	102,922
6.75%, 2/1/2011	100,000	107,108
7.125%, 6/15/2009	100,000	106,649
KFW International Finance, Inc., 7.0%, 3/1/2013	275,000	311,696
Lehman Brothers Holdings, Inc.:
3.5%, 8/7/2008	50,000	48,258
4.0%, 1/22/2008	50,000	49,172
Series G, 4.8%, 3/13/2014	100,000	97,639
Marsh & McLennan Companies, Inc., 5.375%, 7/15/2014	50,000	49,211
Marshall & Ilsley Corp., 4.375%, 8/1/2009	50,000	49,103
MBIA, Inc., 9.375%, 2/15/2011	125,000	149,127
MBNA America Bank NA, 4.625%, 8/3/2009	50,000	49,609
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	24,689
Series C, 5.0%, 1/15/2015	25,000	24,625
6.0%, 2/17/2009	250,000	257,809
MetLife, Inc.:
5.0%, 6/15/2015	100,000	98,081
6.125%, 12/1/2011	25,000	26,491
Morgan Stanley, 4.75%, 4/1/2014	325,000	311,697
Morgan Stanley Dean Witter & Co.:
5.3%, 3/1/2013	100,000	100,201
6.6%, 4/1/2012	50,000	53,743
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	26,064
PNC Funding Corp., 6.875%, 7/15/2007	100,000	102,835
Principal Life Income Fundings, 5.1%, 4/15/2014	25,000	25,016
ProLogis:
5.5%, 3/1/2013	20,000	20,181
144A, 5.625%, 11/15/2015	25,000	25,150
Protective Life Secured Trust, Series 2004-A, 4.0%, 4/1/2011	25,000	23,978
Prudential Financial, Inc., Series B, 5.1%, 9/20/2014	100,000	99,533
Sanwa Bank Ltd., 7.4%, 6/15/2011	10,000	11,042
Simon Property Group LP, 6.35%, 8/28/2012	100,000	105,931
SLM Corp.:
4.0%, 1/15/2009	150,000	145,970
Series A, 5.0%, 10/1/2013	25,000	24,709
Swiss Bank Corp., 7.0%, 10/15/2015	100,000	113,945
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015 (a)	50,000	49,435
5.15%, 1/15/2014	100,000	99,341
5.5%, 11/15/2014	200,000	202,838
6.6%, 1/15/2012	50,000	53,709
6.65%, 5/15/2009	15,000	15,763
6.875%, 1/15/2011	50,000	53,864
7.35%, 10/1/2009	50,000	53,825
Toyota Motor Credit Corp.:
5.5%, 12/15/2008	30,000	30,556
5.65%, 1/15/2007	25,000	25,100
US Bancorp:
Series N, 3.95%, 8/23/2007	20,000	19,741
Series N, 5.1%, 7/15/2007	20,000	20,079
US Bank National Association:
4.8%, 4/15/2015	100,000	97,888
6.375%, 8/1/2011	100,000	106,783
Verizon Global Funding Corp.:
7.75%, 12/1/2030	50,000	59,433
7.75%, 6/15/2032	100,000	119,044
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	73,141
5.0%, 8/15/2015	200,000	196,901
Wachovia Corp., 4.875%, 2/15/2014 (a)	50,000	48,933
Washington Mutual, Inc.:
4.375%, 1/15/2008 (a)	150,000	148,209
5.25%, 9/15/2017	20,000	19,421
Wells Fargo & Co.:
4.95%, 10/16/2013	50,000	49,713
5.0%, 11/15/2014	50,000	49,560
6.45%, 2/1/2011	75,000	79,930
7.55%, 6/21/2010	200,000	220,896
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	25,000	25,685
		10,646,548
Health Care 0.7%
Amgen, Inc., 4.85%, 11/18/2014	25,000	24,610
Bristol-Myers Squibb Co., 5.75%, 10/1/2011	150,000	154,917
Merck & Co, Inc., 6.4%, 3/1/2028	250,000	271,010
Schering-Plough Corp.:
5.55%, 12/1/2013	50,000	50,938
6.75%, 12/1/2033	25,000	28,467
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	24,844
5.0%, 8/15/2014	50,000	49,756
WellPoint Health Networks, Inc., 6.375%, 1/15/2012	100,000	106,219
Wyeth, 4.375%, 3/1/2008	100,000	98,859
		809,620
Industrials 1.2%
Burlington North Santa Fe, 5.9%, 7/1/2012	100,000	104,428
Caterpillar, Inc., 7.3%, 5/1/2031	70,000	88,232
Cendant Corp., 6.25%, 1/15/2008	25,000	25,451
CRH America, Inc., 5.3%, 10/15/2013	100,000	100,031
CSX Corp., 7.45%, 5/1/2007	115,000	118,535
FedEx Corp., 9.65%, 6/15/2012	50,000	62,052
General Dynamics Corp., 5.375%, 8/15/2015 (a)	100,000	102,598
Honeywell International, Inc., 7.5%, 3/1/2010	25,000	27,474
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	23,367
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	96,442
6.2%, 4/15/2009	50,000	51,975
7.8%, 5/15/2027 (a)	4,000	5,068
Northrop Grumman Corp., 7.125%, 2/15/2011	100,000	108,969
Pulte Homes, Inc., 6.375%, 5/15/2033 (a)	100,000	93,281
Raytheon Co., 6.75%, 8/15/2007	117,000	119,863
Republic Services, Inc., 7.125%, 5/15/2009	10,000	10,674
Union Pacific Corp.:
6.65%, 1/15/2011	50,000	53,259
6.79%, 11/9/2007	16,000	16,515
United Technologies Corp.:
6.1%, 5/15/2012	50,000	53,007
7.125%, 11/15/2010	50,000	54,734
Waste Management, Inc.:
6.5%, 11/15/2008	50,000	51,848
7.0%, 7/15/2028	50,000	56,333
		1,424,136
Information Technology 0.5%
First Data Corp., 4.85%, 10/1/2014	100,000	94,729
Hewlett-Packard Co., 6.5%, 7/1/2012 (a)	50,000	53,940
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	99,193
6.5%, 1/15/2028 (a)	125,000	141,019
Motorola, Inc., 7.625%, 11/15/2010 (a)	8,000	8,893
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	93,172
Scana Corp.:
6.25%, 2/1/2012	60,000	63,095
6.875%, 5/15/2011	25,000	26,975
		581,016
Materials 0.7%
Alcoa, Inc.:
6.0%, 1/15/2012	25,000	26,180
7.375%, 8/1/2010	100,000	109,595
Dow Chemical Co., 6.0%, 10/1/2012	100,000	105,098
E.I. du Pont de Nemours, 6.875%, 10/15/2009	150,000	159,651
International Paper Co.:
5.85%, 10/30/2012 (a)	100,000	101,467
6.75%, 9/1/2011	40,000	42,551
Meadwestvaco Corp., 6.85%, 4/1/2012	70,000	74,450
Praxair, Inc., 3.95%, 6/1/2013	50,000	46,796
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	159,208
		824,996
Telecommunication Services 1.0%
Ameritech Capital Funding, 6.55%, 1/15/2028	100,000	101,756
AT&T Wireless Services, Inc., 7.875%, 3/1/2011	100,000	112,206
BellSouth Corp.:
5.2%, 9/15/2014	50,000	49,734
5.2%, 12/15/2016	50,000	49,075
6.0%, 11/15/2034	100,000	99,909
Cingular Wireless, 6.5%, 12/15/2011	75,000	80,256
Clear Channel Communications, Inc.:
4.4%, 5/15/2011	50,000	46,512
7.65%, 9/15/2010	50,000	53,521
GTE North, Inc., 5.65%, 11/15/2008	100,000	99,739
SBC Communications, Inc.:
5.1%, 9/15/2014	25,000	24,422
5.875%, 8/15/2012	150,000	154,529
Sprint Capital Corp.:
6.875%, 11/15/2028	195,000	213,074
8.375%, 3/15/2012	75,000	86,922
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	26,061
Verizon Virginia, Inc., 4.625%, 3/15/2013	100,000	92,627
		1,290,343
Utilities 1.6%
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	99,657
Arizona Public Service, 6.5%, 3/1/2012	25,000	26,697
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	24,091
Boston Edison Co., 4.875%, 4/15/2014	25,000	24,712
Cleveland Electric Illuminating Co., Series D, 7.88%, 11/1/2017	75,000	90,752
Consolidated Edison Co. of New York, Inc., 4.875%, 2/1/2013	50,000	49,553
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	200,000	208,035
Constellation Energy Group, Inc., 7.0%, 4/1/2012	25,000	27,277
Dominion Resources, Inc., 8.125%, 6/15/2010	90,000	100,033
DTE Energy Co., 7.05%, 6/1/2011	50,000	53,876
Exelon Corp., 6.75%, 5/1/2011	50,000	53,231
Florida Power & Light Co., 4.95%, 6/1/2035	50,000	45,700
General Electric Co., 5.0%, 2/1/2013	100,000	99,948
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	25,000	25,252
KeySpan Corp.:
7.875%, 2/1/2010	25,000	27,610
8.0%, 11/15/2030	50,000	66,440
Kinder Morgan, Inc., 6.5%, 9/1/2012	50,000	52,969
National Rural Utilities, 8.0%, 3/1/2032	100,000	131,962
Pacific Gas & Electric Co., 6.05%, 3/1/2034	125,000	129,370
Potomac Electic Power, 6.25%, 10/15/2007	100,000	102,075
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	25,000	26,108
Progress Energy, Inc.:
5.85%, 10/30/2008	25,000	25,408
6.85%, 4/15/2012	35,000	37,579
7.1%, 3/1/2011	90,000	97,103
PSI Energy, Inc., 5.0%, 9/15/2013	50,000	49,133
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	74,544
Sempra Energy:
6.0%, 2/1/2013	25,000	25,847
7.95%, 3/1/2010	25,000	27,462
Southern California Edison Co., 6.0%, 1/15/2034	50,000	52,913
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	52,903
		1,908,240
Total Corporate Bonds (Cost $22,725,419)		22,986,315

Foreign Bonds — US$ Denominated 6.1%
Consumer Discretionary 0.0%
British Sky Broadcasting Group PLC, 6.875%, 2/23/2009	50,000	52,378
Energy 0.4%
Alberta Energy Co., Ltd., 7.65%, 9/15/2010	10,000	11,071
Canadian National Resources Ltd., 5.45%, 10/1/2012	25,000	25,497
EnCana Corp., 4.75%, 10/15/2013	50,000	48,865
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	100,000	111,100
7.875%, 2/1/2009	50,000	53,475
9.125%, 10/13/2010	150,000	172,650
Petro-Canada, 5.95%, 5/15/2035	100,000	101,443
		524,101
Financials 2.5%
Apache Finance Canada, 7.75%, 12/15/2029	25,000	32,638
Asian Development Bank, 4.5%, 9/4/2012	250,000	247,759
Axa, 8.6%, 12/15/2030	50,000	66,817
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	65,210
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	111,004
China Development Bank, 5.0%, 10/15/2015	50,000	49,290
Corp. Andina De Fomento:
5.2%, 5/21/2013	75,000	74,696
6.875%, 3/15/2012	10,000	10,879
Deutsche Telekom International Finance BV:
5.25%, 7/22/2013	100,000	99,468
8.0%, 6/15/2010	50,000	56,688
Dow Capital BV, 9.2%, 6/1/2010	50,000	58,218
European Investment Bank:
4.0%, 3/3/2010	250,000	245,041
4.625%, 3/1/2007	200,000	199,942
4.625%, 5/15/2014	50,000	50,270
HSBC Holding PLC, 7.5%, 7/15/2009	150,000	161,669
Inter-American Development Bank, 6.625%, 3/7/2007 (a)	300,000	306,752
Koninklijke (Royal) KPN NV:
8.0%, 10/1/2010	25,000	27,456
8.375%, 10/1/2030	50,000	59,249
Korea Development Bank, 4.625%, 9/16/2010	100,000	98,002
Kreditanstalt fuer Wiederaufbau:
3.5%, 3/14/2008	200,000	195,195
4.25%, 6/15/2010	110,000	108,119
Landwirtschaftliche Rentenbank, 3.875%, 3/15/2010	250,000	242,430
National Australia Bank Ltd., Series A, 8.6%, 5/19/2010	50,000	56,913
National Westminster Bank PLC, 7.375%, 10/1/2009	50,000	54,282
Royal Bank of Scotland Group PLC, 7.648%, 8/31/2049	50,000	60,384
Santander Central Hispano Issuances, 7.625%, 9/14/2010	50,000	55,375
Svensk Exportkredit AB:
2.875%, 1/26/2007	25,000	24,516
Series C, 4.0%, 6/15/2010 (a)	100,000	97,505
The International Bank for Reconstruction & Development, 8.625%, 10/15/2016	100,000	130,628
		3,046,395
Industrials 0.1%
Canadian National Railway Co., 4.4%, 3/15/2013	50,000	47,922
Tyco International Group SA:
6.0%, 11/15/2013	20,000	20,430
6.375%, 10/15/2011	40,000	41,544
7.0%, 6/15/2028	50,000	55,004
		164,900
Materials 0.1%
Alcan, Inc.:
4.5%, 5/15/2013	100,000	95,163
4.875%, 9/15/2012	10,000	9,793
5.2%, 1/15/2014	25,000	24,725
		129,681
Sovereign Bonds 2.0%
Canadian Government, 5.25%, 11/5/2008	100,000	102,270
Government of Malaysia, 8.75%, 6/1/2009	10,000	11,171
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	279,093
Province of British Columbia, 5.375%, 10/29/2008	50,000	50,855
Province of Manitoba, 5.5%, 10/1/2008	200,000	204,015
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	52,266
Province of Ontario:
4.375%, 2/15/2013	100,000	98,074
4.5%, 2/3/2015 (a)	150,000	147,082
Province of Quebec:
5.75%, 2/15/2009	50,000	51,461
7.0%, 1/30/2007	200,000	204,583
Republic of Chile, 6.875%, 4/28/2009	10,000	10,560
Republic of Italy:
3.625%, 9/14/2007	20,000	19,657
4.5%, 1/21/2015	250,000	242,474
6.875%, 9/27/2023	200,000	238,575
Republic of Korea, 8.875%, 4/15/2008 (a)	50,000	54,782
United Mexican States:
4.625%, 10/8/2008	25,000	24,687
6.375%, 1/16/2013	350,000	371,875
8.625%, 3/12/2008 (a)	40,000	43,020
Series A, 9.875%, 2/1/2010 (a)	190,000	222,870
		2,429,370
Telecommunication Services 0.6%
British Telecommunications PLC:
8.375%, 12/15/2010	50,000	56,918
8.875%, 12/15/2030	70,000	93,656
France Telecom SA:
8.0%, 3/1/2011	75,000	83,771
8.75%, 3/1/2031	75,000	100,070
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008 (a)	10,000	10,258
Telecom Italia Capital:
5.25%, 10/1/2015	50,000	48,564
6.375%, 11/15/2033	75,000	75,865
Telefonica Europe BV, 7.75%, 9/15/2010	125,000	136,877
Vodafone Group PLC:
5.0%, 12/16/2013	100,000	98,224
7.75%, 2/15/2010	50,000	54,763
		758,966
Utilities 0.2%
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	134,825
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	35,000	35,931
United Utilities PLC, 5.375%, 2/1/2019	30,000	29,390
		200,146
Total Foreign Bonds — US$ Denominated (Cost $7,103,376)		7,305,937

Asset Backed 1.8%
Automobile Receivables 0.4%
Americredit Automobile Receivables Trust, "A3", Series 2005-1, 4.26%, 5/6/2009	100,000	99,214
Chase Manhattan Auto Owner Trust, "A3", Series 2005-B, 4.84%, 7/15/2009	100,000	100,076
Honda Auto Receivables Owner Trust, "A4", Series 2004-2, 3.81%, 10/15/2009	100,000	98,128
Household Automotive Trust, "A3", Series 2005-3, 4.8%, 10/18/2010	100,000	99,993
Nissan Auto Receivables Owner Trust, "A4", Series 2005-C, 4.31%, 3/15/2011	100,000	98,464
		495,875
Credit Card Receivables 0.7%
Capital One Multi-Asset Execution Trust, "A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	99,016
Citibank Credit Card Issuance Trust, "A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	98,644
Citibank Credit Card Master Trust I, "A", Series 1999-2, 5.875%, 3/10/2011	100,000	103,052
Discover Card Master Trust I, "A", Series 2002-2, 5.15%, 10/15/2009	200,000	200,862
MBNA Credit Card Master Note Trust, "A1", Series 2005-A1, 4.2%, 9/15/2010	100,000	98,779
MBNA Master Credit Card Trust:
"A", Series 1999-B, 5.9%, 8/15/2011	50,000	51,660
"A", Series 1999-J, 7.0%, 2/15/2012	200,000	214,759
		866,772
Home Equity Loans 0.3%
Chase Funding Mortgage Loan, "1A4", Series 2004-2, 5.323%, 5/25/2031	100,000	99,988
GMAC Mortgage Corp. Loan Trust, "A5", Series 2004-HE5, 4.865%, 9/25/2034	100,000	98,276
Residential Asset Securities Corp., "AI3", Series 2004-KS6, 4.16%*, 7/25/2030	100,000	98,707
		296,971
Industrials 0.0%
Delta Air Lines, Inc., "G-2", Series 02-1, 6.417%, 7/2/2012	50,000	50,612
Miscellaneous 0.4%
Detroit Edison Securitization, "A3", Series 2001-1, 5.875%, 3/1/2010	85,579	86,550
Oncor Electric Delivery Transition Bond Co., "A3", Series 2003-1, 4.95%, 2/15/2015	100,000	100,013
PECO Energy Transition Trust, "A7", Series 1999-A, 6.13%, 3/1/2009	50,000	51,241
West Penn Funding LLC, "A4", Series 1999-A, 6.98%, 12/26/2008	250,000	258,720
		496,524
Total Asset Backed (Cost $2,194,306)		2,206,754

US Government Sponsored Agencies 12.4%
Federal Home Loan Bank:
2.75%, 3/14/2008 (a)	625,000	599,511
3.875%, 6/14/2013	1,000,000	942,303
4.5%, 11/15/2012 (a)	1,000,000	984,366
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	1,000,000	982,632
3.5%, 9/15/2007 (a)	1,700,000	1,667,183
4.125%, 7/12/2010 (a)	1,000,000	975,152
4.25%, 7/15/2009	2,000,000	1,968,530
4.5%, 1/15/2013 (a)	500,000	491,140
6.75%, 9/15/2029	3,000	3,710
7.0%, 3/15/2010	450,000	488,488
Federal National Mortgage Association:
4.25%, 5/15/2009	750,000	738,883
4.375%, 10/15/2006	1,600,000	1,595,888
5.25%, with various maturities from 4/15/2007 until 1/15/2009	1,500,000	1,513,482
6.25%, 5/15/2029	450,000	530,095
6.96%, 4/2/2007	500,000	513,057
7.125%, 1/15/2030	50,000	65,270
7.25%, 5/15/2030 (a)	650,000	860,218
Total US Government Sponsored Agencies (Cost $15,018,767)		14,919,908

US Government Agency Sponsored Pass-Throughs 34.3%
Federal Home Loan Mortgage Corp.:
4.0%, 1/1/2020	845,174	805,541
4.5%, 11/1/2020	1,991,981	1,938,410
5.0%, with various maturities from 12/1/2017 until 9/1/2035	6,154,140	5,987,371
5.5%, with various maturities from 11/1/2013 until 6/1/2035	4,875,181	4,832,371
6.0%, 10/1/2034	750,517	758,082
6.5%, with various maturities from 12/1/2014 until 9/1/2034	974,460	998,873
7.0%, with various maturities from 12/1/2024 until 12/1/2026	104,923	109,557
7.5%, with various maturities from 5/1/2024 until 7/1/2027	33,128	34,855
Federal National Mortgage Association:
4.5%, with various maturities from 2/1/2020 until 7/1/2035	3,554,772	3,428,258
5.0%, with various maturities from 11/1/2020 until 10/1/2035	8,279,474	8,123,152
5.5%, 2/1/2035	7,227,207	7,161,195
6.0%, with various maturities from 10/1/2009 until 4/1/2035	3,919,158	3,968,064
6.5%, with various maturities from 1/1/2018 until 10/1/2034	1,392,260	1,431,036
7.0%, with various maturities from 6/1/2012 until 12/1/2033	1,452,864	1,514,653
7.5%, with various maturities from 1/1/2024 until 4/1/2028	51,023	53,575
8.0%, with various maturities from 12/1/2021 until 11/1/2031	98,550	105,261
8.5%, with various maturities from 12/1/2025 until 8/1/2031	37,728	40,843
Total US Government Agency Sponsored Pass-Throughs (Cost $41,864,838)		41,291,097

Commercial and Non-Agency Mortgage-Backed Securities 4.8%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	194,242
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	295,398
Bear Stearns Commercial Mortgage Securities, Inc.:
"A2", Series 1999-WF2, 7.08%, 7/15/2031	400,000	423,302
"A1", Series 2000-WF2, 7.11%, 10/15/2032	203,622	209,706
"A2", Series 2000-WF8, 7.78%, 2/15/2032	150,000	163,305
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	100,000	103,010
Citigroup Commercial Mortgage Trust, "A4", Series 2004-C1, 5.291%*, 4/15/2040	100,000	101,604
Commercial Mortgage Pass-Through Certificate, "A2", Series 2004-LB4A, 4.049%, 10/15/2037	200,000	193,281
Countrywide Asset-Backed Certificates, "AF3", Series 2005-1, 4.575%, 7/25/2035	100,000	98,653
CS First Boston Mortgage Securities Corp.:
"A2", Series 2003-CPN1, 4.597%, 3/15/2035	212,502	207,010
"A3", Series 2001-CF2, 6.238%, 2/15/2034	218,321	222,660
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	89,671	92,266
First Union National Bank Commercial Mortgage:
"A2", Series 2001-C4, 6.223%, 12/12/2033	150,000	157,791
"A1", Series 1999-C4, 7.184%, 12/15/2031	31,902	32,441
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	90,567	93,082
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	337,185
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	198,282
Greenwich Capital Commercial Funding Corp., "A7", Series 2004-GG1, 5.317%, 6/10/2036	200,000	201,878
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	97,031
"A6", Series 2004-GG2, 5.396%, 8/10/2038	100,000	101,441
JPMorgan Chase Commercial Mortgage Securities: "A2", Series 2004-C1, 4.302%, 1/15/2038	300,000	288,304
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	200,376
LB Commercial Conduit Mortgage Trust:
"A2", Series 1999-C1, 6.78%, 6/15/2031	150,000	157,478
"A1", Series 1999-C2, 7.105%, 10/15/2032	65,184	65,955
LB-UBS Commercial Mortgage Trust:
"A2", Series 2002-C1, 5.969%, 3/15/2026	100,000	101,350
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	214,344
"A2", Series 2001-C2, 6.653%, 11/15/2027	100,000	106,882
Merrill Lynch Mortgage Trust, "A4", Series 2005-MCP1, 4.747%, 6/12/2043	200,000	193,852
Morgan Stanley Capital I, "A4", Series 2005-HQ5, 5.168%, 1/14/2042	250,000	249,953
Morgan Stanley Dean Witter Capital I:
"A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	193,372
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	100,000	106,338
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	100,000	103,352
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2003-C9, 4.608%, 12/15/2035	100,000	97,532
"A4", Series 2004-C15, 4.803%, 10/15/2041	200,000	194,042
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $5,746,853)		5,796,698

Municipal Bonds and Notes 0.1%
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	75,000	73,875
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	27,059
Total Municipal Bonds and Notes (Cost $94,415)		100,934

Government National Mortgage Association 3.8%
Government National Mortgage Association:
5.5%, with various maturities from 9/15/2033 until 3/15/2035	2,647,447	2,663,841
6.0%, with various maturities from 2/15/2029 until 8/15/2035	1,233,772	1,263,781
6.5%, with various maturities from 11/15/2023 until 8/20/2032	222,933	232,310
7.5%, with various maturities from 8/15/2029 until 6/15/2032	137,099	144,204
8.0%, with various maturities from 7/15/2022 until 3/15/2032	199,668	213,760
8.5%, 11/15/2029	24,114	26,037
9.0%, 1/15/2023	29,558	32,353
Total Government National Mortgage Association (Cost $4,582,686)		4,576,286

US Treasury Obligations 16.9%
US Treasury Bond:
5.375%, 2/15/2031 (a)	1,670,000	1,875,879
6.0%, 2/15/2026 (a)	300,000	353,766
6.25%, 8/15/2023 (a)	700,000	835,899
7.25%, 8/15/2022 (a)	565,000	735,780
7.625%, 11/15/2022 (a)	90,000	121,426
7.875%, 2/15/2021 (a)	300,000	406,008
8.0%, 11/15/2021 (a)	565,000	778,398
8.75%, 5/15/2020 (a)	300,000	430,394
8.75%, 8/15/2020 (a)	450,000	647,367
US Treasury Note:
3.0%, 11/15/2007 (a)	1,500,000	1,462,617
3.5%, 8/15/2009 (a)	1,500,000	1,456,347
3.5%, 11/15/2009 (a)	1,750,000	1,696,065
3.625%, 7/15/2009 (a)	500,000	487,774
4.125%, 5/15/2015 (a)	540,000	528,166
4.25%, 11/30/2007 (a)	3,650,000	3,639,306
4.25%, 8/15/2013 (a)	650,000	644,186
4.375%, 11/15/2008 (a)	750,000	750,117
4.5%, 11/15/2015 (a)	3,425,000	3,453,095
Total US Treasury Obligations (Cost $20,004,247)		20,302,590
	Shares	Value ($)

Securities Lending Collateral 19.5%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $23,507,896)	23,507,896	23,507,896

Cash Equivalents 2.1%
Cash Management QP Trust, 4.26% (d) (Cost $2,475,469)	2,475,469	2,475,469
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $145,318,272)+	120.9	145,469,884
Other Assets and Liabilities, Net	(20.9)	(25,164,336)
Net Assets	100.0	120,305,548

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

+ The cost for federal income tax purposes was $145,318,272. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $151,612. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,768,437 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,616,825.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $22,755,925 which is 19% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affilated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $119,334,907) — including $23,042,433 of securities loaned	$ 119,486,519
Investment in Cash Management QP Trust (cost $2,475,469)	2,475,469
Investment in Daily Assets Fund Institutional (cost $23,507,896)*	23,507,896
Total investments in securities, at value (cost $145,318,272)	145,469,884
Cash	10,000
Receivable for investments sold	1,848,914
Interest receivable	1,133,109
Due from Advisor	83,454
Other assets	8,403
Total assets	148,553,764
Liabilities
Payable for investments purchased	4,676,670
Payable upon return of securities loaned	23,507,896
Other accrued expenses and payables	63,650
Total liabilities	28,248,216
Net assets, at value	$ 120,305,548

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 6,234,728
Interest — Cash Management Fund Institutional	291,689
Interest — Cash Management QP Trust	452,305
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	106,460
Total Income	7,085,182
Expenses: Investment advisory fee	223,360
Auditing	49,650
Legal fees	29,972
Trustees' fees and expenses	10,305
Administrative service fee	81,073
Pricing service fee	91,300
Other	10,542
Total expenses before expense reductions	496,202
Expense reductions	(336,971)
Total expenses after expense reductions	159,231
Net investment income (loss)	6,925,951
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	187,957
Net unrealized appreciation (depreciation) during the period on investments	(3,470,654)
Net gain (loss) on investment transactions	(3,282,697)
Net increase (decrease) in net assets resulting from operations	$ 3,643,254

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 6,925,951	$ 5,554,330
Net realized gain (loss) on investment transactions	187,957	1,599,547
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,470,654)	(791,570)
Net increase (decrease) in net assets resulting from operations	3,643,254	6,362,307
Capital transaction in shares of beneficial interest: Proceeds from capital invested	32,519,209	40,932,264
Value of capital withdrawn	(75,298,534)	(30,831,392)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(42,779,325)	10,100,872
Increase (decrease) in net assets	(39,136,071)	16,463,179
Net assets at beginning of period	159,441,619	142,978,440
Net assets at end of period	$ 120,305,548	$ 159,441,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	159	143	100	130
Ratio of expenses before expense reductions (%)	.31	.22	.23	.25	.24
Ratio of expenses after expense reductions (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	4.28	3.62	4.31	4.98	5.70
Portfolio turnover rate (%)	45[a]	71[a]	173[a]	235[a]	232
Total investment return (%)[b,c]	2.27	4.32	3.80	10.09	—

[a] The portfolio turnover rates including mortgage dollar roll transactions were 203%, 341%, 271% and 266% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total investment return for the Portfolio was derived from the performance of the Institutional Class of the DWS U.S. Bond Index Fund.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The U.S. Bond Index Portfolio (the "Portfolio"), a series of the DWS Investment Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Portfolio. For example, while the Portfolio receives compensation as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and US Treasury obligations) aggregated $39,441,564 and $50,595,158, respectively. Purchases and sales of US Treasury obligations aggregated $29,672,332 and $51,551,213, respectively. Mortgage dollar rolls aggregated $246,042,095 and $246,385,915, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio. The Advisor did not impose advisory fees for the portion of assets invested in the affiliated money market fund, Cash Management Fund Institutional.

In addition, for the year ended December 31, 2005, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.10% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor waives its fees may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2005, the Advisor waived all of its advisory fee pursuant to the Investment Advisory Agreement aggregating $223,360. In addition, under this arrangement the Advisor and Administrator reimbursed the Portfolio $27,562 of other expenses.

Administrative Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrative Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2005, the Administrator waived all of its Administrative Service Fee aggregating $80,795.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager or Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager or Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Portfolio $4,976, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. For the year ended December 31, 2005, the custodian fees were reduced by $278 for custody credits earned.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

G. Subsequent Events

On January 13, 2006, U.S. Bond Index Portfolio, formerly a master portfolio in a master-feeder structure, distributed all of its net assets to the feeder fund, DWS U.S. Bond Index Fund, which converted to a stand-alone fund. The master portfolio closed after the conversion of the feeder fund.

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Portfolios and Holders of Beneficial Interest of US Bond Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Bond Index Portfolio (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note G, effective January 13, 2006, the Portfolio ceased operations.

Boston, Massachusetts February 27, 2006	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The DWS U.S. Bond Index Fund (the "Fund"), a series of the DWS Advisor Funds II (the "Trust"), invests all of its assets in the U.S. Bond Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") and the current sub-advisory agreement between the Advisor and Northern Trust Investments, N.A. (the "Sub-Advisor") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of the Portfolio's and the Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the Fund.

The Advisor or the Sub-Advisor and their predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes no fee breakpoints but that its total assets are less than $200 million. The Board concluded that the Fund's fee schedule is appropriate given current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ended December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one- and five-year periods ended June 30, 2005, the Fund's (Institutional Class shares) performance was in the 1st quartile, and for the three-year period was in the 2nd quartile, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark for the one-year period, underperformed its benchmark for the three-year period, and matched the benchmark (gross return) for the five-year period. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisor agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement and sub-advisory agreement, and concluded that the continuation of the agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTUSX
CUSIP Number	233370 204
Fund Number	548

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Advisor Funds II has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS US BOND INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$17,700	$225	$0	$0
2004	$16,200	$185	$7,895	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$7,895	$0	$253,272	$261,167

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS US Bond Index Fund, a series of DWS Advisor Funds II

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS US Bond Index Fund, a series of DWS Advisor Funds II

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006